ENSCO INTERNATIONAL INCORPORATED Rig Contract Status Report As of June 15, 2009

Statements contained in the Rig Contract Status Report, including information regarding the Company's estimated rig availability, contract duration or future rig rates, customers or contract status (including letters of intent) are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to future rig rates or utilization, rig enhancement projections, shipyard construction or work completion, and other contract or letter of intent commitments, including new rig commitments, the period of time and number of rigs that will be in a shipyard for enhancement or construction, scheduled delivery dates for new rigs, scheduled commencement dates for new contracts and rig relocations. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) risks associated with the current global economic crisis and its impact on capital markets and liquidity, (iii) prices of oil and natural gas in general and the recent decline in prices in particular and the impact of commodity prices upon future levels of drilling activity and expenditures, (iv) changes in the timing of revenue recognition resulting from the deferral of revenues payable by our customers (which are recognized over the contract term upon commencement of drilling operations) for mobilization of our drilling rigs, time waiting on weather or time in shipyards, (v) excess rig availability or supply resulting from delivery of new drilling rigs, (vi) heavy concentration of our rig fleet in premium jackups, (vii) cyclical nature of the industry, (viii) worldwide expenditures for oil and natural gas drilling, (ix) operational risks, including hazards created by severe storms and hurricanes, (x) risks associated with offshore rig operations or rig relocations in general and in foreign jurisdictions in particular, (xi) renegotiation, nullification or breach of contracts or letters of intent with customers or other parties, including failure to negotiate definitive contracts following announcements or receipt of letters of intent, (xii) inability to collect receivables, (xiii) changes in the dates new contracts actually commence, (xiv) changes in the dates our rigs will enter a shipyard, be delivered, return to service or enter service, (xv) risks inherent to domestic and foreign shipyard rig construction, repair or enhancement, including risks associated with concentration of our ENSCO 8500 Series® rig construction contracts in a single foreign shipyard, unexpected delays in equipment delivery and engineering or design issues following shipyard delivery, (xvi) availability of transport vessels to relocate rigs, (xvii) environmental or other liabilities, risks or losses, whether related to hurricane damage, losses or liabilities (including wreckage or debris removal) in the Gulf of Mexico or otherwise, that may arise in the future and are not covered by insurance or indemnity in whole or in part, (xviii) limited availability or high cost of insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or associated removal of wreckage or debris, (xix) self-imposed or regulatory limitations on drilling locations in the Gulf of Mexico during hurricane season, (xx) impact of current and future government laws and regulation affecting the oil and gas industry in general and our operations in particular, including taxation as well as repeal or modification of same, (xxi) governmental action and political and economic uncertainties, including expropriation, nationalization, confiscation or deprivation of our assets, (xxii) expropriation, nationalization, deprivation, terrorism or military action impacting our operations, assets or financial performance, (xxiii) our ability to attract and retain skilled personnel, (xxiv) outcome of litigation, legal proceedings, investigations or claims, (xxv) adverse changes in foreign currency exchange rates, including their impact on the fair value measurement of our derivative financial instruments, (xxvi) potential long-lived asset or goodwill impairments, (xxvii) potential reduction in fair value of our auction rate securities and (xxviii) other risks as described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at www.enscointernational.com.

All information in this report is as of the date posted. The Company undertakes no duty to update the Rig Contract Status Report or any forward-looking statement, to conform the statement to actual results, or reflect changes in the Company's expectations.

						Est. Avail/
		Water		Day Rate		Contract
Rig / Region	Design	Depth'	Customer/Status	$US	Location	Change	Comments

Deepwater Australia
ENSCO 7500	Dynamically Positioned	8000	Chevron	Low 550's	Australia	Sep. 10	Mob rate of mid 360's deferred and amortized over contract. Plus cost adjustments and unpriced options. Assigned to ExxonMobil for an estimated 64-day well
Gulf of Mexico
ENSCO 8500	Dynamically Positioned	8500	Eni/Anadarko	Mid 270's	Gulf of Mexico	Jun. 13	Commenced operations Jun. 6, 2009. Lump sum payment of $20 million amortized over contract. Plus cost adjustments and four 1-year same-rate options
ENSCO 8501	Dynamically Positioned	8500	Load/ mobilize/ sea trials/ outfitting		Gulf of Mexico	Oct. 09	Delivered from shipyard in Singapore Jun. 8, 2009. Next commences operations for Nexen and Noble Energy mid Oct. 09 to 2Q 13, mid 350's plus cost adjustments and unpriced options
ENSCO 8502	Dynamically Positioned	8500	Under construction		Singapore	1Q 10	Contracted in Gulf of Mexico to Nexen commencing late 2Q 10 to 2Q 12, low 470's plus cost adjustments. Contract can change to 3 or 4 year term at operator's election wherein the day rate would adjust to slightly lower rates
ENSCO 8503	Dynamically Positioned	8500	Under construction		Singapore	4Q 10	Contracted in Gulf of Mexico to Cobalt commencing early 2011 for 2 years, mid 510's plus cost adjustments and unpriced option
Under Construction - uncontracted
ENSCO 8504	Dynamically Positioned	8500	Under construction		Singapore	2H 11
ENSCO 8505	Dynamically Positioned	8500	Under construction		Singapore	1H 12
ENSCO 8506	Dynamically Positioned	8500	Under construction		Singapore	2H 12
Note: Bolded rig name and underlined text signify changes in rig status information from the previous month.

ENSCO INTERNATIONAL INCORPORATED Rig Contract Status Report As of June 15, 2009

						Est. Avail/
		Water		Day Rate		Contract
Rig / Region	Design	Depth'	Customer/Status	$US	Location	Change	Comments

Asia & Pacific Rim
Middle East/India
ENSCO 50	F&G L-780 Mod II-C	300	Available		UAE
ENSCO 53	F&G L-780 Mod II-C	300	BG	Low 100's	India	Feb. 10	Plus one 3-month same rate option and one 6-month unpriced option
ENSCO 54	F&G L-780 Mod II-C	300	Bunduq	Low 150's	UAE / Qatar	Nov. 10	Plus cost adjustments and unpriced option
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Mid 120's	Saudi Arabia	Sep. 09	One 1-year option, high 130's
ENSCO 84	MLT 82 SD-C	250	Maersk	Low 170's	Qatar	Nov. 09	Plus cost adjustments
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 80's	Qatar	Dec. 09	Expect to enter shipyard in 3Q for approximately 35 days. One 5-well option, high 90's and one 4-well option, mid 110's
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 60's	Qatar	Jun. 10	One 7-well option, high 60's and one 1-well option, mid 110's
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 80's	Saudi Arabia	Nov. 09	One 1-year option, mid 90's
ENSCO 96	Hitachi 250-C	250	Available	-----------	Bahrain	-----------
ENSCO 97	MLT 82 SD-C	250	Available		Bahrain	-----------
Southeast Asia/Australia
ENSCO 51	F&G L-780 Mod II-C	300	Available		Thailand
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 160's	Malaysia	Nov. 10	Plus cost adjustments and mutually agreed options
ENSCO 56	F&G L-780 Mod II-C	300	Available		Malaysia
ENSCO 57	F&G L-780 Mod II-C	300	Petronas Carigali	High 160's	Malaysia	Jan. 10	Plus cost adjustments and mutually agreed options
ENSCO 67	MLT 84-CE	400	Available		Malaysia
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Mid 220's	Australia	Jan. 10	Plus cost adjustments and seven 1-well unpriced options
ENSCO 106	KFELS MOD V-B	400	Available		Malaysia
ENSCO 107	KFELS MOD V-B	400	OMV	Mid 220's	New Zealand	Sep. 09	One 1-well option exercised starting mid Aug. 09, low 190's plus cost adjustments and three 1-well unpriced options. Thereafter Origin has two 1-well unpriced options and then OMV has five 1-well market priced options
ENSCO 108	KFELS MOD V-B	400	Mobilizing/ Total		Brunei	Jun. 10	Shipyard average day rate, low 150's, deferred until contract commencement. Expected to commence operations mid Jun. 09, mid 190's and two 6-month options at market rate. Option exercise would result in a retroactive reduction in firm period rate to low 160's with options at market rate but floor in low 140's for first option period

ENSCO I	Barge Rig		Cold stacked		Singapore
Note: Bolded rig name and underlined text signify changes in rig status information from the previous month. Please note forward-looking statement disclaimer at the top of the first page.

ENSCO INTERNATIONAL INCORPORATED Rig Contract Status Report As of June 15, 2009

						Est. Avail/
		Water		Day Rate		Contract
Rig / Region	Design	Depth'	Customer/Status	$US	Location	Change	Comments

Europe & Africa North Sea
ENSCO 70	Hitachi K1032N	250	Shipyard		Denmark	Jul. 09	Next to Maersk on accommodation to Sep. 09, mid 110's and six 1-week options, low 110's
ENSCO 71	Hitachi K1032N	225	Maersk	Low 200's	Denmark	Aug. 09	---------------------
ENSCO 72	Hitachi K1025N	225	ATP	Mid 210's	UK	Jun. 09	Plus cost adjustments
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Mid 210's	UK	Jul. 12	Expect to work in non-drilling support mode Jul. 09 to Sep. 09, low 100's. Then expect contract to be suspended to Jan. 10 at zero rate (available for sublet). Plus cost adjustments. Rates mutually agreed annually
ENSCO 92	MLT 116-C	225	EIS Consortium*	Mid 210's	UK	Jan. 10	Plus cost adjustments and three unpriced 1-well options
ENSCO 100	MLT 150-88-C	350	Shipyard		Poland	Oct. 09
ENSCO 101	KFELS MOD V-A	400	GdF Suez	Low 280's	UK	Aug. 09	Plus cost adjustments
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	High 280's	UK / Denmark	Dec. 11	Rate Sep. 09 to Feb. 10, low 200's plus cost adjustments. Thereafter rates to be negotiated
Africa
ENSCO 85	MLT 116-C	300	PA Resources	Mid 120's	Tunisia	Jul. 09
ENSCO 105	KFELS MOD V-B	400	BG	Low 200's	Tunisia	May 10	Plus cost adjustments and unpriced option
*EIS (East Irish Sea Consortium) - EOG, Challenger, Venture, BHPB, HRL Centrica

North & South America
U.S. Gulf of Mexico
ENSCO 60	Levingston 111-C	300	Cold stacked		Gulf of Mexico
ENSCO 75	MLT Super 116-C	400	ANKOR	Low 100's	Gulf of Mexico	Jul. 09	---------------------
ENSCO 82	MLT 116-C	300	Chevron	Mid 150's	Gulf of Mexico	Jan. 10
ENSCO 83	MLT 82 SD-C	250	Shipyard	-----------	Gulf of Mexico	Sep. 09	Next to Pemex in Mexico (substituted for ENSCO 90) commencing Sep. 09 to Nov. 12, low 110's plus cost adjustments
ENSCO 86	MLT 82 SD-C	250	Apache	Low 60's	Gulf of Mexico	Jul. 09
ENSCO 87	MLT 116-C	350	ExxonMobil	Low 80's	Gulf of Mexico	Jul. 09
ENSCO 90	MLT 82 SD-C	250	Cold stacked		Gulf of Mexico	--------	---------------------
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Mid 70's	Gulf of Mexico	Jun. 09	Next to Newfield to Jul. 09, high 40's

Mexico
ENSCO 81	MLT 116-C	350	Pemex	Mid 160's	Mexico	Jun. 10	Indexed to global rates, adjusts late Jun. 09 to low 100's
ENSCO 89	MLT 82 SD-C	250	Pemex	Mid 150's	Mexico	Mar. 12	Rates adjust to global index rate after initial 6 months (Aug. 09) and every 3 months thereafter
ENSCO 93	MLT 82 SD-C	250	Pemex	Mid 160's	Mexico	Mar. 12	Rates adjust to global index rate after initial 6 months (Oct. 09) and every 3 months thereafter
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 110's	Mexico	Apr. 12	Plus cost adjustments
Venezuela
ENSCO 68	MLT 84-CE	400	Chevron	Low 200's	Venezuela	Dec. 09	Chevron assigned contract to Repsol to Sep. 09 plus one same rate 1-well option. Then to Teikoku to Dec. 09
ENSCO 69	MLT 84-S	400	-----------	-----------	Venezuela	--------	(Note: See Ensco News Release dated June 8, 2009 regarding the dispute over PDVSA's non-payment of invoices and Ensco's contract termination)
Note: Bolded rig name and underlined text signify changes in rig status information from the previous month. Please note forward-looking statement disclaimer at the top of the first page.